3259CD


              FILED

         IN THE OFFICE OF
    SECRETARY OF STATE OF THE
          STATE OF NEVDA

           MAR 14 1997
           No C 6507-92

          /s/ Dean Heller
 DEAN HELLER, SECRETARY OF STATE


             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                               ONE AND ONLY, INC.

     We, the undersigned President and Secretary of ONE AND ONLY, INC. do hereby certify as follows;

     That the Board of Directors of said corporation at a meeting duly convened, held on February 5, 1997, adopted a resolution to amend the Amended and Restated Articles of Incorporation filed on June 4, 1996 as follows:

     ARTICLE I is hereby amended to read as follows:

                                       I.

                      The name of the corporation shall be
                         FAMILYWARE INTERNATIONAL, INC.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 7,002,500, that said amendment has been consented to and approved by majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon pursuant to an Action by Written Consent of the Shareholders of One and Only, Inc.

                                               /s/ Michael I. Brown
                                               ---------------------------------
                                               MICHAEL I. BROWN
                                               President

                                               /s/ Charmaine L. Chin
                                               ---------------------------------
                                               CHARMAINE L. CHIN
                                               Secretary



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

PROVINCE OF BRITISH COLUMBIA        )
                                    )ss.
CITY OF VANCOUVER                   )

     On March 3, 1997,  personally appeared before me, a Notary Public,  MICHAEL
I. BROWN, known to me to be the person whose name is subscribed to the foregoing Certificate of Amendment of Articles of Incorporation and acknowledged that he executed the same:


(Notary Stamp or Seal)                         /s/ Pamela Joe
                                               ---------------------------------
                                               Notary Public

                                                   A Notary Public in and for
                                                the Province of British Columbia

                                 PAMELA E. JOE
                             Barrister & Solicitor
                            1710-1177 W. [illegible]
                             VANCOUVER [illegible]
                                  [illegible]

PROVINCE OF BRITISH COLUMBIA        )
                                    )ss.
CITY OF VANCOUVER                   )

     On March 3, 1997, personally appeared before me, a Notary Public, CHARMAINE
L. CHIN, known to me to be the person whose name is subscribed to the foregoing Certificate of Amendment of Articles of Incorporation and acknowledged that she executed the same:


(Notary Stamp or Seal)                         /s/ Pamela Joe
                                               ---------------------------------
                                               Notary Public

                                                   A Notary Public in and for
                                                the Province of British Columbia

                                 PAMELA E. JOE
                             Barrister & Solicitor
                            1710-1177 W. [illegible]
                             VANCOUVER [illegible]
                                  [illegible]


                                  Page 2 of 2



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                                                --------------------------

                                                      STATE OF NEVADA
                                                     Secretary of State

                                                I hereby certify that this
                                                is a true and complete copy
                                                of the document as filed in
                                                this office.

                                                         MAR 17 '97

                                                      /s/ Dean Heller

                                                        DEAN HELLER
                                                     Secretary of State

                                                       By [illegible]
                                                          --------------

                                                --------------------------




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